UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ARCA BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Vote by Internet • Go to www.investorvote.com/ABIO • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the ARCA biopharma, Inc. Stockholder Meeting to be Held on September 17, 2013 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.investorvote.com/ABIO Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/ABIO. Step 2: Click the View button(s) to access the proxy materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 10, 2013 to facilitate timely delivery. C O Y + 01OS3C

Stockholder Meeting Notice ARCA BIOPHARMA, INC.’s Annual Meeting of Stockholders will be held on September 17, 2013 at Aloft Broomfield Denver Hotel, 8300 Arista Place, Broomfield, CO 80021, at 9:00 a.m., Mountain Time. Directions to the meeting can be found at www.arcabiopharma.com. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR each of the nominees listed below in Proposal 1, FOR Proposals 2 through 4 and a vote in favor of THREE YEARS on Proposal 5. 1. Election of Two Directors for a three-year term ending at the Annual Meeting of Stockholders in 2016 or until the election and qualification of their respective successors. NOMINEES: 01—Linda Grais, M.D. 02—John L. Zabriskie, Ph.D. 2. Ratification of the selection of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2013. 3. Approval of the ARCA biopharma, Inc. 2013 Equity Incentive Plan. 4. Approval of, on an advisory basis, the compensation of the named executive officers, as disclosed in the ARCA biopharma, Inc. Proxy Statement. 5. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of ARCA biopharma, Inc.’s named executive officers. And to transact such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.investorvote.com/ABIO. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials ARCA BIOPHARMA, INC.” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper or email copy of the proxy materials must be received by September 10, 2013. You will not otherwise receive a paper or email copy. 01OS3C